UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 10, 2006
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Ventura Boulevard
Studio City, California 91604
(Address of Principal Executive Offices)

(818) 755-2400
Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 10, 2006, Crown Media Holdings, Inc. (the “Company”) announced that David Evans has resigned from his position as President and Chief Executive Officer of the Company and a member of the Board. Mr. Evans’ resignation is effective June 16, 2006 (the “Separation Date”). In connection with the foregoing, the Company and Mr. Evans entered into a separation agreement (the “Separation Agreement”).

The Separation Agreement, dated May 10, 2006, includes the following material provisions:

•                                          The continued payment of the regular installments of Mr. Evans’ salary and bonus through the Separation Date, and the continuation of benefits through the Separation Date.

•                                          The payment of a lump sum amount of Six Hundred Twenty-Six Thousand Two Hundred Fifty Dollars ($626,250.00) within fifteen (15) days after the Separation Date, representing the salary and bonus which would have been payable to Mr. Evans’ through the expiration of his Employment Agreement on September 17, 2006 and for three months thereafter.

•                                          The Restricted Stock Units granted to Mr. Evans pursuant to his 2005 Restricted Stock Units Agreement will vest and be settled in accordance with the terms thereof. Mr. Evans’ 2005 Restricted Stock Units Agreement and its amendment were filed with the SEC on March 29, 2006 as Exhibits 10.78 and 10.79, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

•                                          The transaction bonus provision set forth in Amendment No. 2 of Mr. Evans’ Employment Agreement will be effective if there is a “Change in Control” (as defined in Amendment No. 2 of the Employment Agreement) within ninety (90) days after the Separation Date.

ITEM 1.02                                       TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with the resignation of Mr. Evans discussed under Item 1.01 above, the Company and Mr. Evans have entered into the Separation Agreement. Consequently, the Employment Agreement, as amended, between the Company and Mr. Evans will terminate on June 16, 2006, prior to the expiration date thereof (i.e., September 17, 2006).

Mr. Evans’ (i) Employment Agreement, dated as of September 18, 2001, was filed with the SEC on November 13, 2001 as Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, (ii) Amendment No. 1 to the Employment Agreement, dated as of May 28, 2004, was filed with the SEC on August 9, 2004 as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and (iii) Amendment No. 2 to the Employment Agreement, dated as of August 17,

2005, was filed with the SEC on March 29, 2006 as Exhibit 10.75 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

ITEM 5.02                                       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)                                 On May 10, 2006, the Company announced that Mr. Evans has resigned from his position as President and Chief Executive Officer of the Company and a member of the Board. Mr. Evans’ resignation is effective June 16, 2006. The Company’s Board has retained the executive recruiting firm of Spencer Stuart to commence a search for a permanent replacement. Paul FitzPatrick, Executive Vice President and Chief Operating Officer of the Company, will assume Mr. Evans’ responsibilities until a new CEO is named.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  A list of exhibits filed herewith is contained on the Exhibit Index, which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	May 11, 2006	By	/s/ Charles L. Stanford
Charles L. Stanford
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on May 10, 2006 announcing David Evans’ resignation.

99.2	Separation Agreement dated May 10, 2006 between Crown Media Holdings, Inc. and David Evans.